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                                                                     EXHIBIT 4.1

                              CERTIFICATE OF TRUST

         The undersigned, the trustees of SunTrust Capital IV, desiring to form a business trust pursuant to Delaware Business Trust Act, 12 Del. C. ss. 3810 et seq. hereby certify as follows:

         (a) The name of the business trust being formed hereby (the "Trust") is "SunTrust Capital IV."

         (b) The name and business address of the trustee of the Trust which has its principal place of business in the State of Delaware is as follows:

                           First Chicago Delaware Inc.
                           300 King Street
                           Wilmington, DE 19801

         (c) This Certificate of Trust shall be effective as of the date of filing

Dated: February 10, 1998               /s/ Raymond D. Fortin
                                     ----------------------------------------
                                     Raymond D. Fortin
                                     Regular Trustee

                                       /s/ Donald T. Heroman
                                     ----------------------------------------
                                     Donald T. Heroman
                                     Regular Trustee

                                       /s/ Kenneth R. Houghton
                                     ----------------------------------------
                                     Kenneth R. Houghton
                                     Regular Trustee

                                     FIRST CHICAGO DELAWARE INC., as
                                     Delaware Trustee

                                     By:   /s/ John R. Prendiville
                                     ----------------------------------------
                                     John R. Prendiville
                                     Vice President

                                     THE FIRST NATIONAL BANK OF CHICAGO,
                                     as Institutional Trustee

                                     By:   /s/ John R. Prendiville
                                     ----------------------------------------
                                     John R. Prendiville
                                     Vice President